Offerings - Offering: 1	Nov. 13, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.400% Senior Notes due 2031
Amount Registered | shares	400,000,000
Maximum Aggregate Offering Price	$ 399,064,000.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 34,718.57
Offering Note	The Proposed Maximum Offering Price Per Unit is 99.766%.